AMERICAN BEACON FUNDS LOGO
      BBH ComSet Class                                Institutional Class
    Cash Management Class                               PlanAhead Class
Supplement Dated September 30, 2008         Supplement Dated September 30, 2008
To the Prospectuses dated March 1, 2008	 To the Prospectuses dated March 1, 2008
As Supplemented on April 18, 2008,            As Supplemented on April 18, 2008
September 16, 2008 and September 19, 2008       May 23, 2008, September 4, 2008,
                                       September 16, 2008 and September 19, 2008
______________________________________________________________________________
   The subsection titled Redemption Policies in the section Purchase and Redemption of Shares under About Your Investment is hereby supplemented as follows:

BBH ComSet Class
----------------
Effective September 19, 2008, proceeds from redemption requests from shareholders of record exceeding $250,000 during any 90-day period will be made in pro rata payments of cash and in-kind distributions of securities received by the Fund upon redemption of its shares in the Money Market Portfolio of the Master Trust. Delivery of cash and securities from such redemptions may be made up to seven days after receiving the redemption request.

The Fund has implemented this procedure as a result of recent events in the securities markets to prevent redemptions from forcing the sale of securities and having a material adverse impact on the Fund and its remaining shareholders.

Cash Management Class
---------------------
Effective September 19, 2008, proceeds from redemption requests from Money Market Fund shareholders of record exceeding $250,000 during any 90-day period will be made in pro rata payments of cash and in-kind distributions of securities received by the Money Market Fund upon redemption of its shares in the Money Market Portfolio of the Master Trust. Delivery of cash and securities from such redemptions may be made up to seven days after receiving the redemption request.

The Money Market Fund has implemented this procedure as a result of recent events in the securities markets to prevent redemptions from forcing the sale of securities and having a material adverse impact on the Money Market Fund and its remaining shareholders.

Institutional Class
-------------------
Effective September 19, 2008, proceeds from redemption requests from Money Market Fund shareholders of record exceeding $250,000 during any 90-day period will be made in pro rata payments of cash and in-kind distributions of securities received by the Money Market Fund upon redemption of its shares in the Money Market Portfolio of the Master Trust. Delivery of cash and securities from such redemptions may be made up to seven days after receiving the redemption request.

The Money Market Fund has implemented this procedure as a result of recent events in the securities markets to prevent redemptions from forcing the sale of securities and having a material adverse impact on the Money Market Fund and its remaining shareholders.

PlanAhead Class
---------------
Effective September 19, 2008, proceeds from redemption requests from Money Market Fund shareholders of record exceeding $250,000 during any 90-day period will be made in pro rata payments of cash and in-kind distributions of securities received by the Money Market Fund upon redemption of its shares in the Money Market Portfolio of the Master Trust. Delivery of cash and securities from such redemptions may be made up to seven days after receiving the redemption request.

The Money Market Fund has implemented this procedure as a result of recent events in the securities markets to prevent redemptions from forcing the sale of securities and having a material adverse impact on the Money Market Fund and its remaining shareholders.